Exhibit 10.1

March 22, 2012

Khan M. Siddiqui, M.D.
Chief Executive Officer
higi llc
350 N. Orleans Street
Chicago, Illinois  60654

Re:	Agreement Between higi llc, an Delaware corporation (“higi”), and Merge Healthcare Solutions Inc., a Delaware corporation (“Merge”), for the Purchase and Sale of Merge Motion Kiosks (“Kiosks”)

Dear Khan:

The purpose of this letter, effective as of the date written above (the “Effective Date”), is to memorialize the agreement and understanding between higi and Merge (each a “Party” and, collectively, the “Parties”) regarding higi’s purchase of Merge’s kiosks as identified in Exhibit A (the “Kiosks”), subject to the terms and conditions we describe in herein letter (the “Agreement”).  In consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each of the Parties, the Parties hereby stipulate, covenant and agree as follows:

1.           Purchase and Sale.  Subject to the terms and conditions of this Agreement, higi shall purchase from Merge, and Merge shall sell, transfer and assign to higi, all of Merge’s rights, title and interests in and to the Kiosks including the software license granted below.  Higi shall be responsible for the cost of insurance from the manufacturer’s point of origin.  Merge shall deliver Kiosks and the software license granted below to higi at a location and date as specified by higi but in any event no later than March 30, 2012.

2.           Purchase Price.  The purchase price includes those parts and materials as set forth on Exhibit B, the Bill of Materials and Specifications.  The purchase price shall be Five Thousand Five Hundred U.S. Dollars ($5,500) per Kiosk and shall include shipping costs to the warehouse location in Colorado.  Higi shall be responsible for payment of insurance costs during shipment as set forth above. No later than close of business on March 30, 2012, higi shall pay to Merge the amount of Two Million Seven Hundred Fifty Thousand U.S. Dollars ($2,750,000) for the Machines purchased hereunder in immediately available funds.

3.           Software License; Warranty.  Merge hereby grants to higi a perpetual, royalty-free license to use the Merge software included with each Kiosk.  Furthermore, Merge shall grant higi a perpetual, royalty-free license to use the included programs, drivers and software for all components in each Kiosk and a perpetual, royalty-free license to develop tothe application programming interfaces of each component in the Kiosk consistent with the specifications developed and agreed to by higi and Merge. Merge represents that the software will be consistent with those specifications upon delivery and installation of the software. Merge represents and warrants that the software will include licenses for any embedded third party software for use consistent with the specifications.

Merge Healthcare warrants that the software shall perform in substantial conformity with the specifications and the documentation and that the media on which the Software is delivered shall be free of defects in material and workmanship for a period of ninety (90) days from the date of delivery of the gold copy. The preceding warranty is conditional upon unmodified software and that the software is properly used on the hardware and with the operating system for which it was designed. The preceding warranty shall be void if failure of the software has resulted from accident, abuse, misapplication, or installation of any third party software that has not been approved by Merge Healthcare.  Upon the purchase of support services from Merge, such software warranty shall continue through the period of support purchased from Merge by higi.

200 E. Randolph Street, Suite 2435  |  Chicago, IL  60601  |  P: 312.565.6868  |  F: 312.565.6870

4.           Hardware: Pass-Through of Manufacturer Warranties.  Merge Healthcare provides no warranty on hardware and instead assigns and will pass-through to higi, to the fullest extent permitted by law and by the terms and conditions of third-party manufacturer warranties, if any.  All manufacturer warranties on the hardware and this Agreement shall serve as an assignment from Merge Healthcare to higi of any such warranties.

5.           Additional Kiosks and Support Services Options.

a.	Additional Kiosk Procurement. For a period of five (5) years from the execution of this Agreement (the “Option Term”), higi may procure additional kiosks under the following terms.

i.
Purchase Option.  higi may purchase additional kiosks during this five (5) year term at a purchase price of Five Thousand Five Hundred U.S. Dollars ($5,500) per additional kiosk.  Such price shall include a perpetual license to use of the software included with the kiosk.  In the event that the costs related to the specifications or Bill or Materials changes significantly from that set forth in Exhibit B and the cost of such materials is materially affected, the parties to this Agreement shall update the purchase price proportionally with the change in Bill of Materials.

ii.
Lease Option.  In the alternative to purchasing such additional kiosks, higi may lease additional kiosks for a lease term of five (5) years per kiosk at the amount of One Hundred Twenty-Five U.S. Dollars ($125) per month (inclusive of Optional Support Services), and will adjust proportionally with the change in Bill of Materials as provided in Section 7.a.i. In the event that higi chooses to lease any additional kiosks, the parties expressly acknowledge and agree that they will negotiate and execute an appropriate lease agreement at that time.

b.
Optional Support Services.  higi may at its option purchase support services from Merge at Merge’s current pricing of $30 per month, per kiosk.  Support services shall include labor, parts (replacement) and kiosk maintenance as needed plus an annual maintenance if no other service has been required.  Upon the purchase of these services from Merge, it shall also correct software bugs and performance issues at no additional cost to higi.  Support services also include software updates and upgrades.

Merge support pricing shall be offered at this price and shall not be subject to change for a period of five (5) years from the date hereof.  higi may exercise this option to purchase support services at any time during this five (5) year period at this pricing in any quantities desired.  In the event that higi elects to purchase such support services during this five (5) year period, higi shall provide thirty (30) days advance written notice of its desire to so exercise this option.  Upon receipt of such notice, Merge shall then invoice higi for the appropriate amount and such invoice shall be due and payable to Merge thirty (30) days in advance of the start of the support services.

6.           Mutual General Release.  Each Party on behalf of itself and any other party, person or entity claiming under or through it, hereby generally releases, discharges and acquits each other Party, and its respective current and former agents, servants, officers, directors, shareholders, employees, subsidiaries, divisions, branches, units, affiliates, parents, attorneys, successors, predecessors, heirs, personal representatives, and assigns (each of the foregoing, a “Released Party”), from all manners of action, causes of action, judgments, executions, debts, demands, rights, damages, costs, expenses, and claims of every kind, nature, and character whatsoever, whether in law or in equity, whether based on contract (including, without limitation, quasi-contract or estoppels), statute, regulation, tort (including, without limitation, intentional torts, fraud, misrepresentation, defamation, breaches of alleged fiduciary duty, recklessness, gross negligence, or negligence) or otherwise, accrued or unaccrued, known or unknown, matured, unmatured, liquidated or unliquidated, certain or contingent, that such releasing Party ever had or claimed to have, or now has or claims to have presently or at any future date, against any Released Party, provided, however, that neither Party shall be deemed released or discharged from its duties and obligations under this Agreement.

7.           Representations, Warranties and Acknowledgements.

a.	Merge represents and warrants to higi that the Kiosks are not be subject to any lien, encumbrance, or security interest of any third party.

b.
higi acknowledges that it has read this Agreement and has had a reasonable period of time to consider this Agreement.  higi further acknowledges that it understands all the terms and conditions of this Agreement and has knowingly and voluntarily agreed to those terms, which may not be changed.

8.           No Third-Party Beneficiaries.  This Agreement shall be for the benefit of the Parties, and none of the provisions of this Agreement shall be for the benefit of or enforceable by any third party.  Nothing in this Agreement is intended to relieve or discharge the obligations or liabilities of any third party to any Party hereto or to give any third party any right of subrogation or action over or against any Party hereto.

9.           Governing Law.  This agreement and any question, dispute or other matter between the Parties with respect to or in connection with this agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

10.           Successors and Assigns.  All of the terms and provisions of this Agreement shall be binding upon and shall benefit, and be enforceable by, the successors and assigns of the Parties hereto.

11.           Entire Agreement.  This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes any previous written or oral agreement in connection therewith.

12.           Execution.  This agreement may be executed in separate counterparts (including by electronic or facsimile transmission), all of which when so executed shall be deemed to constitute one and the same agreement.

By signing this letter, each of higi and Merge confirms that it has agreed to the terms and conditions set forth herein.

Very truly yours,

MERGE HEALTHCARE SOLUTIONS INC.

/s/ Justin Dearborn

Justin Dearborn
President & Chief Financial Officer

Acknowledged and agreed as to the foregoing.

higi llc

By:	/s/ Khan M. Siddiqui, MD
Khan M. Siddiqui, MD
Its:	Chief Executive Officer

Date:	March 28, 2012

EXHIBIT A

KIOSKS

KMY120328650-020
KMY120328650-021
KMY120328650-022
KMY120328650-023
KMY120328650-024
KMY120328650-025
KMY120328650-026
KMY120328650-027
KMY120328650-028
KMY120328650-029
KMY120328650-030
KMY120328650-031
KMY120328650-032
KMY120328650-033
KMY120328650-034
KMY120328650-035
KMY120328650-036
KMY120328650-037
KMY120328650-038
KMY120328650-039
KMY120328650-040
KMY120328650-041
KMY120328650-042
KMY120328650-043
KMY120328650-044
KMY120328650-045
KMY120328650-046
KMY120328650-047
KMY120328650-048
KMY120328650-049
KMY120328650-050
KMY120328650-051
KMY120328650-052
KMY120328650-053
KMY120328650-054
KMY120328650-055
KMY120328650-056
KMY120328650-057
KMY120328650-058
KMY120328650-059
KMY120328650-060
KMY120328650-061

KMY120328650-062
KMY120328650-063
KMY120328650-064
KMY120328650-065
KMY120328650-066
KMY120328650-067
KMY120328650-068
KMY120328650-069
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KMY120328650-075
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KMY120328650-077
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KMY120328650-079
KMY120328650-080
KMY120328650-081
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KMY120328650-083
KMY120328650-084
KMY120328650-085
KMY120328650-086
KMY120328650-087
KMY120328650-088
KMY120328650-089
KMY120328650-090
KMY120328650-091
KMY120328650-092
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KMY120328650-101
KMY120328650-102
KMY120328650-103
KMY120328650-104
KMY120328650-105
KMY120328650-106

KMY120328650-107
KMY120328650-108
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KMY120328650-110
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KMY120328650-285
KMY120328650-286

KMY120328650-287
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KMY120328650-300
KMY120328650-301
KMY120328650-302
KMY120328650-303
KMY120328650-304
KMY120328650-305
KMY120328650-306
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KMY120328650-310
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KMY120328650-323
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KMY120328650-325
KMY120328650-326
KMY120328650-327
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KMY120328650-329
KMY120328650-330
KMY120328650-331

KMY120328650-332
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KMY120328650-371
KMY120328650-372
KMY120328650-373
KMY120328650-374
KMY120328650-375
KMY120328650-376

KMY120328650-377
KMY120328650-378
KMY120328650-379
KMY120328650-380
KMY120328650-381
KMY120328650-382
KMY120328650-383
KMY120328650-384
KMY120328650-385
KMY120328650-386
KMY120328650-387
KMY120328650-388
KMY120328650-389
KMY120328650-390
KMY120328650-391
KMY120328650-392
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KMY120328650-398
KMY120328650-399
KMY120328650-400
KMY120328650-401
KMY120328650-402
KMY120328650-403
KMY120328650-404
KMY120328650-405
KMY120328650-406
KMY120328650-407
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KMY120328650-412
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KMY120328650-414
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KMY120328650-416
KMY120328650-417
KMY120328650-418
KMY120328650-419
KMY120328650-420
KMY120328650-421

KMY120328650-422
KMY120328650-423
KMY120328650-424
KMY120328650-425
KMY120328650-426
KMY120328650-427
KMY120328650-428
KMY120328650-429
KMY120328650-430
KMY120328650-431
KMY120328650-432
KMY120328650-433
KMY120328650-434
KMY120328650-435
KMY120328650-436
KMY120328650-437
KMY120328650-438
KMY120328650-439
KMY120328650-440
KMY120328650-441
KMY120328650-442
KMY120328650-443
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KMY120328650-449
KMY120328650-450
KMY120328650-451
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KMY120328650-453
KMY120328650-454
KMY120328650-455
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KMY120328650-465
KMY120328650-466

KMY120328650-467
KMY120328650-468
KMY120328650-469
KMY120328650-470
KMY120328650-471
KMY120328650-472
KMY120328650-473
KMY120328650-474
KMY120328650-475
KMY120328650-476
KMY120328650-477
KMY120328650-478
KMY120328650-479
KMY120328650-480
KMY120328650-481
KMY120328650-482
KMY120328650-483
KMY120328650-484
KMY120328650-485
KMY120328650-486
KMY120328650-487
KMY120328650-488
KMY120328650-489
KMY120328650-490
KMY120328650-491
KMY120328650-492
KMY120328650-493
KMY120328650-494
KMY120328650-495
KMY120328650-496
KMY120328650-497
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KMY120328650-499
KMY120328650-500
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KMY120328650-503
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KMY120328650-506
KMY120328650-507
KMY120328650-508
KMY120328650-509
KMY120328650-510
KMY120328650-511

KMY120328650-512
KMY120328650-513
KMY120328650-514
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KMY120328650-518
KMY120328650-519
KMY120328650-520

EXHIBIT B

Specifications and Bill of Materials

No.	Components	Model	Detail Description
1	PC Host	Industrial PC
Industrial Mainboard: ZK-ZB4561 CPU: Onboard Processor INTEL
ATOM D2700 dual core; Memory:kingstone 4GRAM DDR:   HD:500G
Min 6RS-232 ports, 8USB ports,1LTP,1VGA,1LVDS,1 10/100M Net
Port Net Card, Sound Card, Integrated Display Card
Computer case and power supply

2	Top monitor	19”TFT LCD
Brightness: 300cd/m2; angle：horizontal 100°above, Vertical 80°above
Contrast: 450:1; Backlight tube life：more than 40,000hours
Operating temperature：-20-50oC
Response Time:16ms；Dot pitch: 0.297；Max. resolution: 1280×1024

3	Vandal proof glass		Tempered Glass,thickness 6mm,for monitor protection
4	Monitor	Industrial 10.4 TFT LCD
Screen Size 10.4''   Active Display Area (mm) 211.2mm(W)×158.4mm(H)
Display Mode 4:3  LCD Type TFT-LCD Resolution 800×600
Display Color 16.7M  Pixel Pitch(mm) 0.264(H)×0.264(V)
Brightness(nits) 300cd/㎡  Contrast Ratio 500:1
Viewing Angle  125(H) /135(V)  Response Time  30ms   Backlight LED backlights
Interface D-Sub15 pin(VGA),HDMI  Optional interface DVI /BNC
Power DC12V  2A   50HZ/60HZ
Power Consumption  ≦25W (Max)  Plug & Play DDC 1/2B
OSD Control Auto adjust, Brightness, Contrast, Hori. / Vert. Position, Clock, phase, Color, Language..
MENU Chinese/English(other languages supported)

5	Touch screen	Vandal proof 10.4 SAW touchscreen
High Transparence, high precision and durability; RS232 Interface antirust、anti-acid、anti-dust
Thickness: 6mm, Max: 4096×4096
Surface Hardness: Mohs' hardness rating of 7
Operating sensitivity<100G; Response Time: 20ms

6	Webcam	OEM	new camera with PCB board, 2.5mm lens

8	Thermal printer	Epson M-T532	Themal Printer, Paper in-depth80mm,Print Speed: 150mm/s,Automatic cutter; Paper running out alarm; Paper to be run out alarm, Paper jam alarm; Black mark sensor Interface:Serial Port"
9	Power supply		Power Supply： HF150W-17 ; 110-240VAC ; Output 24V5A 12V3A power supply for the blood pressure module output: 9V 4A
10	Swip card reader	Magtek SureSwipe Reader-21040140	MagTek MiniWedge Magnetic Swipe Reader, Sure Swipe, Dual Head, USB Interface, HID B and Tracks 1, 2 and 3, Requires HID Drive
11	Speaker		Left and right bi-channel; amplified output; Multimedia speaker
13	3G modem		support Sprint network and potentially broadcasting.
14	Blood pressure module		Suntech Advantage 2.0
15	Pulse Oxymeter		Nonin
16	Load Cell	Load Cell	AH200 C3 SH 10e from Scaime S.A.S(France)
17	Router	Cradlepoint wifi router CBR400-bulk	compact Broadband Router with wifi 400 from Cradlepoint, Inc(USA)
18	Load Cell board	PCB USB Digitizers	DSC Card Industrial USB ASCII from mantracourt(UK)
19	Kinect Camera	Mfg#: MSH-L6M-00001	Kinect Camera from MSFT for Commercial use.Msft Kinect Sensor F/Windows
23	Enclosure	Custom design model
Durable steel frame, powder coated steel back covers; Slim and smart design; Easy to install and operate; Moistureproof、Antirust、Anti-acid、Anti-dust、Static free OEM LOGO &color&silkprint& light box& poster  Coat HOOk INLUCDED   SILVER COLOR POWDER COATING

24	OS Software	Licensed Microsoft Windows 7 Professional English EMB 64 bit
25	Shipping Package	Bubble foam, Carton, Wooden case
26	Body Fat Handles	Custom	two stainless handles
27	RFID Reader		RFID READER NEWLY ADDED
28	Seat and Arm Rest (Bamboo)	Custom	Wooden panel for seat and arm made of bamboo
29	Seat locking mechanism		magnetic lock+controlling board+ open door sensor
30			Silk Print
31			cables and other accessories
32			LED light + Buttons
33			KMY LABOR COSTS others

EXHIBIT C

BILL OF SALE

This Bill of Sale dated as of March 28, 2012 (the “Bill of Sale”) is made and delivered by Merge Healthcare Solutions Inc. (“Merge”) and higi llc (“higi”), in favor of higi.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Merge hereby sells, transfers and assigns to higi, all of its rights, title and interests to the Kiosks identified in Exhibit A hereto (the “Kiosks”), including, without limitation, all of Merge’s rights, claims and interests (including security interests and liens) arising under, related to or in connection the Agreement dated as of March 28, 2012.

This Bill of Sale and all matters relating hereto shall be governed by and construed in accordance with the internal laws of the State of Illinois.

Seller:	Merge Healthcare Solutions Inc.
200 East Randolph Street, Suite 2435
Chicago, Illinois 60601

Buyer:	higi llc
350 N. Orleans Street
Chicago, Illinois 60654

higi llc

By:	/s/ Khan M. Siddiqui, MD
Khan M. Siddiqui, MD
Its:	Chief Executive Officer
Date:	March 28, 2012